SMITH BARNEY INVESTMENT TRUST

on behalf of

SMITH BARNEY CLASSIC VALUES FUND

Supplement Dated May 20, 2005

to

Prospectus Dated March 28, 2005

The information set forth under the heading, “Management,” in the Prospectus is revised as follows:

Management-Sub-Adviser

Effective May 20, 2005, Sean Reidy, a Senior Vice President of Olstein & Associates, L.P., the Fund’s sub-adviser, will join Robert A. Olstein in managing the day-to-day operations of the Fund. Mr. Olstein is the head portfolio manager and is ultimately responsible for the whole portfolio. Mr. Reidy is the Co-Portfolio Manager and day-to-day decision maker for the whole portfolio. Mr. Reidy was a research assistant to Mr. Olstein at Smith Barney from 1992 to 1995, and has served in various research capacities at the sub-adviser since its founding in 1995.

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